Exhibit 10.1

OMNIBUS AMENDMENT
THIS OMNIBUS AMENDMENT, dated October 18, 2013 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”): (1) the Fifth Amended and Restated Note Funding Agreement, dated as of April 1, 2013, by and among Diamond Resorts Issuer 2008 LLC, as issuer (the “Issuer”), Diamond Resorts Depositor 2008 LLC, as depositor (the “Depositor”), Diamond Resort Corporation (“DRC”), Diamond Resorts Holdings, LLC (“DRH”) and Diamond Resorts International, Inc. (f/k/a Diamond Resorts Parent, LLC) (“DRII”), each in its capacity as performance guarantor (the “Performance Guarantors”), the Purchasers (as defined in the Transaction Documents) and Funding Agents (as defined in the Transaction Documents) from time to time party thereto and Credit Suisse AG, New York Branch, as Administrative Agent (the “Administrative Agent”) (the “Note Funding Agreement”); (2) the Fifth Amended and Restated Indenture, dated as of April 1, 2013, by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer (the “Servicer”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), as custodian (the “Custodian”) and as back-up servicer (the “Back-Up Servicer”), and the Administrative Agent (the “Indenture”); (3) the Fourth Amendment and Restated Purchase Agreement, dated as of April 1, 2013, by and between Diamond Resorts Finance Holding Company, as seller (“DRFHC”, and together with the Issuer, the Depositor, the Performance Guarantors, the Purchasers, the Funding Agents, the Administrative Agent, the Servicer, the Indenture Trustee, the Custodian and the Back-Up Servicer, the “Transaction Parties”), and the Depositor; (4) the Fourth Amended and Restated Sale Agreement, dated as of April 1, 2013, by and between the Depositor and the Issuer; (5) the Fourth Amended and Restated Custodial Agreement, dated as of April 1, 2013, by and among the Custodian, the Indenture Trustee, the Issuer, the Servicer and the Administrative Agent; (6) the Fourth Amended and Restated Undertaking Agreement, dated as of April 1, 2013, by and among the Performance Guarantors, the Issuer, the Indenture Trustee and the Administrative Agent; and (7) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.
RECITALS
WHEREAS, the Transaction Parties desire to amend the Fourth Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Fourth Amended and Restated Standard Definitions”) in the manner set forth herein.
WHEREAS, the Transaction Parties desire to amend the Indenture and the Note Funding Agreement each in the manner set forth herein.
WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:
Section 1.01.    Amendment to the Standard Definitions
The following definitions shall replace the corresponding definition in the Fourth Amended and Restated Standard Definitions:
““Amendment Closing Date” means October 18, 2013.”
““Hedge Requirement” shall mean the requirement that the Issuer maintain one or more Hedge Agreements: (i) such that the Gross Excess Spread Percentage is at least 6.5%, (ii) the notional balance of the interest rate caps or swaps at the time of purchase is at least equal to the Minimum Hedge Notional Amount (after taking into account the addition of the new Timeshare Loans on a Funding Date), which notional amount shall amortize on a monthly basis for a term equal to the amortization schedule of the payments on the pledged loans assuming a schedule of payments and prepayments mutually determined by the Servicer, the Issuer and Administrative Agent (which schedule shall be based upon the historical amortization experience of the Timeshare Portfolio) (iii) are based on assumptions approved by the Administrative Agent and (iv) is substantially in the form approved by the Administrative Agent and the Issuer.”
““Maximum Facility Balance” shall equal (i) prior to the earlier of (a) the Mandatory Take-Out Date and (b) a Take-Out Transaction, $180,000,000, (ii) following the Mandatory Take-Out Date until a Take-Out Transaction shall occur, the greater of (a) the Outstanding Note Balance of the Notes and (b) $125,000,000 and (iii) upon the occurrence of a Take-Out Transaction, $125,000,000, in each case unless a higher or lower amount as shall be agreed to pursuant to Section 2.2 of the Note Funding Agreement.”
““Trust Accounts” means collectively, the Collection Account, the Reserve Account, the Hedge Reserve Account and such other accounts established by the Indenture Trustee pursuant to the Indenture.”
The following definitions shall be added to the Fourth Amended and Restated Standard Definitions in the appropriate alphabetical order:
““Diamond Resorts Parent, LLC” means Diamond Resorts International, Inc.”
““Hedge Reserve Account” shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.3 of the Indenture.”
““Hedge Reserve Account Required Balance” shall mean for any Payment Date, as determined on the related Determination Date, or Funding Date, as determined on such Funding Date, an amount equal to the purchase price for a Hedge Agreement in the form of an interest rate cap that meets the definition of Hedge Requirement (other than clause (ii) thereof) for a notional amount equal to the excess of the Outstanding Note Balance of the Notes over $125,000,000, as determined by the Administrative Agent.”
““Mandatory Take-Out Date” means the Determination Date in respect of the Payment Date in January 2014.”
““Minimum Hedge Notional Amount” means (a) so long as no Special Amortization Event shall have occurred, 90% of the Outstanding Note Balance of the Notes up to $125,000,000 and (b) if a Special Amortization Event shall have occurred, 90% of the Outstanding Note Balance of the Notes.”
““Special Amortization Event” shall be deemed to have occurred if a Take-Out Transaction has not been consummated prior to the Mandatory Take-Out Date.”
““Take-Out Transaction” shall mean any securitization or other financing of the assets securing the Notes whereby at least 65% of the Outstanding Note Balance is repaid from the proceeds of such securitization or other financing.”
Section 1.02.    Amendment of the Indenture
Section 2.1(b) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“(b)    Maximum Facility Balance and Denominations. The Outstanding Note Balance of the Notes shall not exceed the Maximum Facility Balance. Notwithstanding the outstanding principal amount of a Note held by any single Purchaser Group or any single Non-Conduit Committed Purchaser, no Purchaser shall be obligated to make any advances in excess of the then-effective Commitment for such Purchaser Group or Non-Conduit Committed Purchaser. The Notes shall be issuable only as registered Notes, without interest coupons, in the denominations of at least $1,000,000 and in integral multiples of $1,000; provided, however, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.4 hereof of any Note with a remaining Outstanding Note Balance of less than $1,000,000; provided, further, that the foregoing shall not restrict or prevent the issuance of the Notes on the Amendment Closing Date.”

Section 3.3 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“SECTION 3.3.        Hedge Reserve Account. The Indenture Trustee has caused to be established and shall cause to be maintained an account (the “Hedge Reserve Account”) for the benefit of the Noteholders. The Hedge Reserve Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the designation “Diamond Resorts Issuer 2008 LLC – Hedge Reserve Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Secured Parties”. The Indenture Trustee on behalf of the Secured Parties shall possess all right, title and interest in all funds on deposit from time to time in the Hedge Reserve Account and in all proceeds thereof. The Hedge Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties as their interests appear in the Trust Estate. If, at any time, the Hedge Reserve Account ceases to be an Eligible Bank Account, the Indenture Trustee shall, in accordance with Section 3.1(l), establish a new Hedge Reserve Account (which if not maintained by the Indenture Trustee is subject to an account control agreement satisfactory to the Indenture Trustee and the Administrative Agent) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Hedge Reserve Account and from the date such new Hedge Reserve Account is established, it shall be the “Hedge Reserve Account.” Amounts on deposit in the Hedge Reserve Account shall be invested in accordance with Section 3.1 hereof. Deposits to the Hedge Reserve Account shall be made in accordance with Section 3.4 hereof. Funding, withdrawals and payments from the Hedge Reserve Account shall be made in the following manner:
(i)    Funding. On the Amendment Closing Date and each Funding Date, the Issuer shall deposit or shall cause to be deposited into the Hedge Reserve Account the amount necessary to cause the amount on deposit in the Hedge Reserve Account to be equal to the Hedge Reserve Account Required Balance. In addition, on each Payment Date prior to the earlier of (a) the Mandatory Take-Out Date and (b) a Take-Out Transaction, if the amount on deposit in the Hedge Reserve Account is less than the Hedge Reserve Account Required Balance, a deposit shall be made to the Hedge Reserve Account, to the extent of Available Funds as provided in Section 3.4 hereof.
(ii)    Special Amortization Event. Upon the occurrence of a Special Amortization Event, the Issuer shall, no later than 5 Business Days thereafter, purchase or cause to be purchased a Hedge Agreement that meets the Hedge Requirements. The Indenture Trustee shall, as directed by the Issuer and the Administrative Agent, to the extent of funds available in the Hedge Reserve Account, either (i) pay the applicable Hedge Agreement premium to the related Qualified Hedge Counterparty, or (ii) in the event the Issuer provides the Indenture Trustee with evidence that it has already paid such premium, reimburse the Issuer. To the extent there are funds remaining in the Hedge Reserve Account following the payment of such Hedge Agreement premium, the Indenture Trustee shall withdraw such funds from the Hedge Reserve Account and deposit such funds into the Collection Account as Available Funds for the immediately following Payment Date. To the extent that the Issuer fails to purchase or cause to be purchased a Hedge Agreement following a Special Amortization Event in the timeframe described above, the Administrative Agent is authorized to obtain such Hedge Agreement on behalf of the Issuer and to direct the Indenture Trustee to withdraw from the Hedge Reserve Account, to the extent of funds available therein, the applicable Hedge Agreement premium and to pay such amount to the related Qualified Hedge Counterparty.
(iii)    Withdrawals. Upon the earlier of (a) the purchase of a Hedge Agreement in accordance with Section 3.3(ii) above or (b) the consummation of a Take-Out Transaction, to the extent that there are any remaining amounts on deposit in the Hedge Reserve Account, the Indenture Trustee shall (x) withdraw all amounts on deposit in the

Hedge Reserve Account and shall deposit such amounts into the Collection Account as Available Funds on the next Payment Date and (y) close the Hedge Reserve Account.”
Section 3.4 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“SECTION 3.4.        Distributions.
So long as the Notes have not been accelerated, (x) on each Payment Date (other than the Stated Maturity and each Payment Date after the Stated Maturity), to the extent of Available Funds on deposit in the Collection Account and with respect to the payment in item (ix) below only, to the extent of Available Funds, in all cases, based on the Monthly Servicer Report, and (y) on and after the Stated Maturity, to the extent of all funds on deposit in the Collection Account, at the written direction of the Servicer, the Indenture Trustee shall, make the following disbursements and distributions to the following parties no later than 3:00 P.M. (New York City time), in the following order of priority:
(i)    to the Indenture Trustee and the Custodian, ratably based on their respective entitlements, the Indenture Trustee Fee and the Custodial Fee, respectively, plus any accrued and unpaid Indenture Trustee Fees and Custodial Fees, respectively, with respect to prior Payment Dates and all expenses incurred and charged by the Indenture Trustee and the Custodian during the related Due Period (up to an aggregate cumulative total of $60,000 including all expenses reimbursed on prior Payment Dates pursuant to this clause (ii));
(iv)    to the Qualified Hedge Counterparty, any payments due under any Hedge Agreement, if any, other than any termination payments with respect to which the Qualified Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the applicable Hedge Agreement);
(v)    to the Back-Up Servicer, the Back-Up Servicing Fee, plus any accrued and unpaid Back-Up Servicing Fees with respect to prior Payment Dates plus any Transition Expenses incurred during the related Due Period (up to an aggregate cumulative total of $100,000);
(vi)    to the Servicer, the Servicing Fee, plus any accrued and unpaid Servicing Fees with respect to prior Payment Dates; provided, however, that immediately after receipt of such Servicing Fee, the Servicer shall remit the Issuer’s portion of any then due and owing Lockbox Bank Fees to each Lockbox Bank;
(vii)    to the Administrative Agent, any Administrative Agent Fees, plus any accrued and unpaid Administrative Agent Fees from prior Payment Dates;
(viii)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, all Non-Usage Fees, plus any accrued and unpaid Non-Usage Fees from prior Payment Dates;
(ix)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, the Interest Distribution Amount, plus any unpaid Interest Distribution Amount from prior Payment Dates;
(x)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, the Principal Distribution Amount, plus any unpaid Principal Distribution Amount from prior Payment Dates;

(xi)    to the Reserve Account, all remaining amounts until the amounts on deposit in the Reserve Account shall equal the Reserve Account Required Balance;
(xii)    until the earlier to occur of (A) the purchase of a Hedge Agreement pursuant to Section 3.3(ii) hereof and (B) the consummation of a Take-Out Transaction, to the Hedge Reserve Account, all remaining Available Funds until the amounts on deposit in the Hedge Reserve Account shall equal the Hedge Reserve Account Required Balance;
(xiii)    except if an Amortization Event shall have occurred, to the Administrative Agent, as Noteholder on behalf of each Non-Extending Purchaser, an amount equal to the Non-Extending Principal Reduction Amount until each Non-Extending Purchaser’s interest in the Notes has been reduced to zero;
(xiv)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, to the extent applicable, amounts specified by the Administrative Agent as payable pursuant the Note Funding Agreement (including but not limited to Sections 2.3, 6.1, 6.2, 6.3 and/or 6.5 thereof);
(xv)    to the Qualified Hedge Counterparty, any payments in respect of the Hedge Agreements not paid in (ii) above;
(xvi)    if a Special Amortization Event shall have occurred, to the Administrative Agent, as Noteholder and nominee of the Purchasers, all remaining Available Funds, until the Outstanding Note Balance has been reduced to $125,000,000;
(xvii)    if an Amortization Event shall have occurred, to the Administrative Agent, as Noteholder and nominee of the Purchasers, all remaining Available Funds, until the Outstanding Note Balance has been reduced to zero;
(xviii)    to the Indenture Trustee, the Custodian and the Back-Up Servicer, any expenses not paid pursuant to clause (i) or (iii) above, as applicable;
(xix)    except if an Amortization Event shall have occurred, to the Administrative Agent, as Noteholder on behalf of each Non-Extending Purchaser, an amount equal to 90% of its ratable share (calculated, without giving effect to payments made on such Payment Date, as a percentage, the numerator of which is such Non-Extending Purchaser’s Outstanding Note Balance and the denominator of which is the Outstanding Note Balance of the Notes) of the remaining Available Funds in reduction of each Non-Extending Purchaser’s interest in the Notes; and
(xx)    to the Issuer, any remaining amounts.”
Section 1.03.    Amendment of the Note Funding Agreement
Section 7.10 of the Note Funding Agreement shall be amended by deleting the same in its entirety and replacing it with:
“Section 7.10    Communications. Upon reasonable written request and notice, the Administrative Agent shall provide copies to a Purchaser of all relevant communications, documents or information obtained or prepared by the Administrative Agent in connection with the Transaction Documents. The Administrative Agent will promptly provide copies of any reports provided in connection with any examination conducted pursuant to Section 5.1(e) hereof. The Administrative Agent shall provide notice to each Purchaser of the occurrence of a Take-Out Transaction.”

Schedule I to the Note Funding Agreement shall be amended by deleting the same in its entirety and replacing it with the document attached as Exhibit A hereto.
Section 2.01.    Representations and Warranties
DRC, DRH, DRII, DRFHC, the Servicer, the Depositor and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of DRC, DRH, DRII, DRFHC, the Servicer, the Depositor and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.
Section 2.02.    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.
Section 2.03.    October 21, 2013 Funding Date.
In accordance with Section 9.1 of the Note Funding Agreement, the Administrative Agent, each Funding Agent and each Non-Conduit Committed Purchaser hereby waive the requirement that the Issuer provide no less than two Business Days prior written notice of the proposed Borrowing on October 21, 2013; provided, however that the Issuer shall deliver a Borrowing Notice in accordance with the terms of the Note Funding Agreement no later than 2:00 PM EST on October 18, 2013.
Section 2.04    Counterparts.
This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.
Section 2.05.    Governing Law.
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 2.06.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.07.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 2.08.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.
Section 2.09    No Bankruptcy Petition.
(a)    Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of any Conduit, it will not institute against, or join any other Person in instituting against any Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.09(a) shall survive the termination of this Amendment.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.09(b) shall survive the termination of this Amendment.
[Signature pages follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.
DIAMOND RESORTS ISSUER 2008 LLC, as Issuer
By:    /s/ David F. Palmer
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS CORPORATION,
as Performance Guarantor

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS HOLDINGS, LLC,
as Performance Guarantor

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS INTERNATIONAL, INC.,
as Performance Guarantor

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS DEPOSITOR 2008 LLC, as Depositor

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS FINANCE HOLDING COMPANY

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615
DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer

By:    /s/ Yanna Huang
Name: Yanna Huang
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Custodian and Back-Up Servicer

By:    /s/ Sue Larson
Name: Sue Larson
Title: Vice President
Address for notices:
Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration
Facsimile Number: 612-667-3464

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

By:    /s/ Michelangelo Raimondi
Name:    Michelangelo Raimondi
Title:    Vice President
By:    /s/ Jason Ruchelsman
Name:    Jason Ruchelsman
Title:    Vice President
Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Facsimile: 212-325-4599
Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

GIFS CAPITAL COMPANY, LLC
as a Conduit

By:    /s/ Thomas J. Irvin
Name:    Thomas J. Irvin
Title:    Manager
Address for notices:
GIFS Capital Company, LLC
Suite 4900
277 West Monroe St.
Chicago, IL 60606
Attention: Operations
Telephone: 312-977-4560
Facsimile: 312-977-1967
with a copy to:
Credit Suisse AG, New York Branch, as Administrative Agent
Eleven Madison Avenue
New York, NY 10010
Attention: Asset Finance
Telephone: 212-325-6688
Facsimile:212-325-4599
Bank Name: Deutsche Bank Trust Company Americas
ABA Number: 021 001 033
Name of Crediting Account: GIFS Capital Company, LLC
Account Number: 00-471-283
Reference: Diamond Resorts Warehouse

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Funding Agent

By:	/s/ Michelangelo Raimondi
Name: Michelangelo Raimondi
Title: Vice President

By:	/s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Vice President

Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Telecopy: 212-325-4599

Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

Exhibit A
SCHEDULE I

Conduit or Non-Conduit Committed Purchaser	Alternate Purchaser	Funding Agent	Commitment Percentage	Commitment Amount
GIFS Capital Company, LLC (Conduit)	Credit Suisse AG, Cayman Islands Branch	Credit Suisse AG, New York Branch	100%	(i) prior to the earlier of (a) the Mandatory Take-Out Date and (b) a Take-Out Transaction, $180,000,000, and (ii) thereafter, $125,000,000.